SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): October 31, 2002

LEVI STRAUSS & CO.
(Exact Name of Registrant as Specified in its Charter)

DELAWARE	333-36234	94-0905160
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification Number)

1155 BATTERY STREET
SAN FRANCISCO, CALIFORNIA 94111
(Addresses, including zip code, and telephone numbers, including area code, of principal executive offices)

(415) 501-6000
(Registrant’s telephone number, including area code)

ITEM 9    REGULATION FD DISCLOSURE

The Registrant presented information at a financial community meeting held in New York today. A copy of the Registrant’s presentation materials for the conference appearing in Exhibit 99.1 is furnished and not filed pursuant to Regulation FD.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LEVI STRAUSS & CO.

By:	/s/ GARY W. GRELLMAN
Gary W. Grellman Vice President and Controller

DATE:  October 31, 2002

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                INDEX TO EXHIBITS

Exhibit	Description

99.1	Investor Presentation Materials, dated October 31, 2002, for use at financial community meeting held in New York on October 31, 2002.

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